UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-21193

First American Minnesota Municipal Income Fund II, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:   August 31

Date of reporting period: August 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1—Report to Shareholders

Annual Report

August 31, 2007

MXN

Minnesota Municipal
Income Fund II

Minnesota Municipal Income Fund II

Primary Investments

First American Minnesota Municipal Income Fund II (the "fund") invests primarily in a wide range of Minnesota municipal securities that, at the time of purchase, are rated investment-grade or are unrated and deemed to be of comparable quality by FAF Advisors, Inc. ("FAF Advisors"). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade (securities commonly referred to as "high yield" securities or "junk bonds") or are unrated and deemed to be of comparable quality by FAF Advisors. The fund's investments may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund's investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest-rate swaps, caps, and floors.

Fund Objective

The fund is a nondiversified, closed-end management investment company. The investment objective of the fund is to provide current income exempt from both regular federal income tax and regular Minnesota personal income tax. The fund's income may be subject to federal and/or Minnesota alternative minimum tax. Distributions of capital gains will be taxable to shareholders. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the fund will achieve its objective.

Table of Contents

1	Fund Overview

7	Financial Statements

10	Notes to Financial Statements

17	Schedule of Investments

20	Report of Independent Registered Public Accounting Firm

21	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Fund OVERVIEW

Average Annual Total Returns

Based on net asset value ("NAV") for the period ended August 31, 2007

*The Lipper Other States Municipal Debt Funds category median is calculated using the returns of all closed-end exchange traded funds in this category for each period disclosed. Lipper returns assume reinvestment of dividends. Previously, the fund had used the Lipper Minnesota Municipal Debt Funds category, which is no longer in existence.

**The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total return figures.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year and since-inception periods ended August 31, 2007, were -2.73%, and 2.62%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

Minnesota Municipal Income Fund II 2007 Annual Report

Fund OVERVIEW continued

Fund Management

Douglas J. White, CFA

is primarily responsible for the management of the fund. He has 24 years of financial experience.

Christopher L. Drahn

assists with the management of the fund. He has 27 years of financial experience.

First American Minnesota Municipal Income Fund II posted a total return of -1.22% based on NAV for the fiscal year ended August 31, 2007. The fund's market price return was -2.73% during the year. The fund's competitive group, the Lipper Other States Municipal Debt Funds, produced a median return of 0.41% during the year. The Lehman Brothers Municipal Long Bond Index, the benchmark comparison for the fund, which reflects no fees or expenses, returned 0.36%.

Economic growth was generally below the economy's long-term potential during the second half of 2006 and the first quarter of 2007. Growth jumped during the second quarter of 2007 to slightly above the economy's long-term potential, but the improvement in growth primarily reflected an increase in production to rebuild inventories. Domestic demand growth has moderated, and the moderation in demand growth is expected to persist during the second half of 2007 and into 2008 as the housing market remains weak, home prices decline, and higher energy prices have a negative effect on real purchasing power. Strong global growth should continue to provide a positive offset, with U.S. export growth helping to support U.S. economic activity, but recent weakening in labor market conditions and dysfunction within certain funding markets presents downside risk to future economic activity.

Core inflation slowed faster than anticipated during the past year and is now back within the Fed's comfort zone. The combination of moderate growth, decelerating inflation, and high levels of resource utilization resulted in the Fed leaving policy rates unchanged over the past year. The Fed is now expected to ease policy rates to support economic activity as labor market conditions have softened and funding disruptions point to future growth risks. While bond yields rose substantially from early May to mid-June, they have since declined and remain well below the current Fed funds rate.

Portfolio Allocation

As a percentage of total assets on August 31, 2007

Healthcare Revenue	33%
Housing Revenue	20%
Lease Revenue	15%
Education Revenue	9%
Utility Revenue	8%
General Obligations	5%
Economic Development Revenue	3%
Recreation Authority Revenue	2%
Industrial Development Revenue	1%
Tax Revenue	1%
Transportation Revenue	1%
Other Assets	2%
100%

Minnesota Municipal Income Fund II 2007 Annual Report

Yields in the municipal market rose across the entire range of bond maturities during the fiscal year. The shape of the yield curve steepened as long-term interest rates rose more than short-term rates. The combination of rising rates and a steepening yield curve produced a negative total return for the fund as its duration (interest-rate risk) was greater than its benchmark for most of the period. Long-maturity bonds were the poorest performers in this environment, while bonds with short or intermediate maturities generally produced the best returns. Lower-quality, higher-yielding securities once again outperformed investment-grade bonds. The additional yield spread required over high-grade bonds for such securities generally narrowed through the middle of the year, as demand from high-yield investors continued to outpace supply. However, over the last several weeks of the fiscal year, yield spreads began to widen significantly as concerns about the subprime housing loan market impacted virtually all bond markets.

The fund was overweighted in A-rated, BBB-rated, and nonrated issues. Continued strong demand for the additional yield provided by these securities caused them to outperform higher-quality bonds for most of the year. However, as was the case for higher-yielding securities, over the last several weeks of the fiscal year credit concerns emanating from the subprime loan market caused these issues to significantly underperform higher-quality bonds. While we do not believe the fundamental credit quality of most of these holdings has been impaired, they nonetheless had a substantial negative impact on performance. Additionally, the fund was overweighted in longer-term (20-year and longer) maturities and in the healthcare sector, both of which underperformed the broad municipal market.

Bond Credit Quality Breakdown*

As a percentage of market value on August 31, 2007

AAA	17%
AA	18%
A	24%
BBB	16%
BB	2%
Nonrated	23%
100%

*Individual security ratings are based on information from Moody's Investors Service, Standard & Poor's, and/or Fitch. If there are multiple ratings for a security the lowest rating is used, unless ratings are provided by all three agencies, in which case the middle rating is used.

Minnesota Municipal Income Fund II 2007 Annual Report

Fund OVERVIEW continued

The volatility in the municipal market during July and August was in some respects historic. For example, thirty-year, high grade municipal bonds underperformed comparable maturity U.S. treasuries by the most since 1986. At the same time, higher-yielding municipal securities significantly outperformed BBB-rated (investment grade) municipal bonds. The volatility was primarily technical in nature and related to the turbulence in the subprime market; it did not reflect broad credit quality deterioration in the municipal bond market. As such, we believe that the portfolio structure in place at the end of the reporting period will present the potential for improved performance as the market stabilizes.

We once again wish to express our appreciation for your ongoing investment in the fund. If you have any questions or need assistance with your investments, please call us at 800.677.FUND.

Sincerely,

Douglas J. White, CFA
Head of Tax Exempt Fixed Income
FAF Advisors, Inc.

Christopher L. Drahn
Senior Fixed-Income Portfolio Manager
FAF Advisors, Inc.

Minnesota Municipal Income Fund II 2007 Annual Report

Fund OVERVIEW concluded

Preferred Shares

The preferred shares issued by the fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody's and S&P) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the fund and the market value of common shares.

Recent Legal Developments

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. § 289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final. In 2006, the Kentucky Court of Appeals held that the state's exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions unlawfully discriminates against interstate commerce. The Kentucky Supreme Court declined to review this decision, but the U.S. Supreme Court has agreed to review it. Oral argument is scheduled for November 5, 2007. The Ohio Court of Appeals reached the opposite conclusion on this legal issue in 1994.

If the U.S. Supreme Court were to affirm the Kentucky decision, it is likely that Minnesota's tax treatment of state and local government bonds would also be held to unlawfully discriminate against interstate commerce. If Minnesota's treatment of state and local government bonds were held to unlawfully discriminate against interstate commerce, a court would have to decide upon a remedy for the tax years at issue in the case. Even if the remedy applied to those and other years preceding the decision were to exempt other states' bond interest rather than to tax Minnesota bond interest, application of the 1995 statute (or an amended version of that statute) to subsequent years could cause interest on the Minnesota bonds held by the fund to become taxable by Minnesota (in whole or in part) and the market value of the bonds to decline.

Minnesota Municipal Income Fund II 2007 Annual Report

(This page has been left blank intentionally.)

Financial STATEMENTS

Statement of Assets and Liabilities August 31, 2007

Assets:
Investments in securities at market value (cost: $33,496,520) (note 2)	$33,534,523
Cash	408
Receivable for accrued interest	493,258
Prepaid expenses and other assets	12,305
Total assets	34,040,494
Liabilities:
Payable for preferred share distributions (note 3)	7,035
Payable for investment advisory fees (note 5)	10,106
Payable for administrative fees (note 5)	5,775
Payable for transfer agent fees	1,367
Payable for professional fees	17,957
Total liabilities	42,240
Preferred shares, at liquidation value	13,000,000
Net assets applicable to outstanding common shares	$20,998,254
Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$20,798,974
Undistributed net investment income	66,794
Accumulated net realized gain on investments	94,483
Net unrealized appreciation of investments	38,003
Net assets applicable to outstanding common shares	$20,998,254
Net Asset value and market price of common shares:
Net assets applicable to outstanding common shares	$20,998,254
Common shares outstanding (authorized 200 million shares of $0.01 par value)	1,472,506
Net asset value per share	$14.26
Market price per share	$13.25
Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$13,000,000
Preferred shares outstanding (authorized one million shares)	520
Liquidation preference per share	$25,000

See accompanying Notes to Financial Statements.

Financial STATEMENTS continued

Statement of Operations For the Year Ended August 31, 2007

Investment Income:
Interest from unaffiliated securities	$1,739,630
Dividends from unaffiliated securities	14,853
Dividends from affiliated money market fund	109
Total investment income	1,754,592
Expenses (note 5):
Investment advisory fees	140,426
Administrative fees	70,242
Auction agent fees	32,055
Custodian fees	1,836
Directors' fees	25,407
Insurance fees	13,870
Listing fees	4,585
Postage and printing fees	18,858
Pricing fees	9,517
Professional fees	46,455
Transfer agent fees	22,181
Other expenses	21,993
Total expenses	407,425
Less: Waiver of advisory fees	(17,502)
Less: Fee reimbursements (note 5)	(33)
Less: Indirect payments from the custodian	(126)
Total net expenses	389,764
Net investment income	1,364,828
Net realized and unrealized gains (losses) on investments in securities and futures contracts (note 2 and 4)
Net realized gain (loss) on:
Investments in securities	110,393
Futures contracts	(36,867)
Net change in unrealized appreciation or depreciation of :
Investments in securities	(1,277,844)
Futures contracts	44,459
Net loss on investments	(1,159,859)
Distributions to preferred shareholders (note 2):
From net investment income	(444,604)
From net realized gain on investments	(7,039)
Total distributions	(451,643)
Net decrease in net assets applicable to common shares resulting from operations	$(246,674)

See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

	Year Ended 8/31/07	Year Ended 8/31/06
Operations:
Net investment income	$1,364,828	$1,374,450
Net realized gain (loss) on:
Investment in securities	110,393	65,452
Futures contracts	(36,867)	(7,977)
Net change in unrealized appreciation or depreciation of :
Investment in securities	(1,277,844)	(448,320)
Futures contracts	44,459	(44,459)
Distributions to preferred shareholders (note 2):
From net investment income	(444,604)	(363,831)
From net realized gain on investments	(7,039)	(12,522)
Net increase (decrease) in net assets applicable to common shares resulting from operations	(246,674)	562,793
Distributions to common shareholders (note 2):
From net investment income	(918,843)	(1,016,029)
From net realized gain on investments	(16,463)	(64,319)
Total distributions	(935,306)	(1,080,348)
Total decrease in net assets applicable to common shares	(1,181,980)	(517,555)
Net assets applicable to common shares at beginning of period	22,180,234	22,697,789
Net assets applicable to common shares at end of period	$20,998,254	$22,180,234
Undistributed net investment income	$66,794	$65,413

See accompanying Notes to Financial Statements.

Notes to Financial STATEMENTS

(1) Organization	Minnesota Municipal Income Fund II, Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by FAF Advisors, Inc. ("FAF Advisors"). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by FAF Advisors. The fund's investments may include municipal derivative securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund's investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the American Stock Exchange under the symbol MXN.

The fund concentrates its investments in Minnesota and therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2) Summary of Significant Accounting Policies	Security Valuations

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund's board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed once a week and at the end of each month.

As of August 31, 2007, the fund had no fair-valued securities.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Minnesota Municipal Income Fund II 2007 Annual Report

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2007, the fund had no outstanding repurchase agreements.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities in an amount equal to 5% of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of August 31, 2007, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2007, the fund had no when-issued or forward-commitment securities outstanding.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the year ended August 31, 2007, the fund had no dollar roll transactions.

Minnesota Municipal Income Fund II 2007 Annual Report

Notes to Financial STATEMENTS continued

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses.To the extent these differences are permanent, reclassifications are made to the appropiate capital accounts in the fiscal period that the differences arise. There were no reclassifications for the year ended August 31, 2007.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The tax character of common and preferred share distributions paid during the fiscal year ended August 31, 2007, and the fiscal year ended August 31, 2006, were as follows:

	8/31/07	8/31/06
Distributions paid from:
Tax exempt income	$1,359,239	$1,367,787
Ordinary income	2,017	17,586
Long-term capital gains	23,502	68,896
	$1,384,758	$1,454,269

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$8,238
Undistributed tax-exempt income	70,336
Undistributed long term gain	100,780
Unrealized appreciation	26,961
Accumulated earnings	$206,315

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. government, its territories and possessions.

Minnesota Municipal Income Fund II 2007 Annual Report

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

(3) Preferred Shares	As of August 31, 2007, the fund had 520 preferred shares outstanding with a liquidation preference of $25,000 per share. The dividend rate on the preferred shares is adjusted every seven days (on Fridays), at an auction conducted by Bank of New York (the "Auction Agent"). On August 31, 2007, the dividend rate was 3.95%.

(4) Investment Security Transactions	Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2007, aggregated $8,320,936 and $8,281,605, respectively.

(5) Expenses	Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), FAF Advisors, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.40% of the fund's average weekly net assets including preferred shares. FAF Advisors has contractually agreed to limit its fee to an annualized rate of 0.35% of average weekly net assets including preferred shares through June 30, 2008. For its fee, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the fund and the related money market funds, FAF Advisors will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund.

Minnesota Municipal Income Fund II 2007 Annual Report

Notes to Financial STATEMENTS continued

Administrative Fees

FAF Advisors serves as the fund's administrator pursuant to an administration agreement between FAF Advisors and the fund. Under this agreement, FAF Advisors receives a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets including preferred shares. For its fee, FAF Advisors provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Auction Agent Fees

The fund has entered into an auction agency agreement with the Auction Agent. The auction agency agreement provides the Auction Agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of preferred shares outstanding. For its fee, the Auction Agent will act as agent of the fund in conducting the auction of preferred shares at which the applicable dividend rate is determined for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund's custodian expenses. These credits, if any are disclosed as "Indirect payments from the custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the fiscal year ended August 31, 2007, custodian fees were increased by $43 as a result of overdrafts and reduced by $126 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, auction agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, listing fees, postage and printing of shareholder reports, transfer agent fees and expenses, legal, auditing, and accounting services, insurance, interest, taxes, and other miscellaneous expenses. For the fiscal year ended August 31, 2007, legal fees and expenses of $3,985 were paid to a law firm of which an Assistant Secretary of the Fund is a partner.

Expenses that are directly related to the fund and charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

Minnesota Municipal Income Fund II 2007 Annual Report

(6) Indemnifications	The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7) New Accounting Pronouncements	On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund's last net asset value calculation in the first required financial statement reporting period. As a result, the fund will incorporate FIN 48 in its semiannual report on February 29, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2007, the fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

Minnesota Municipal Income Fund II 2007 Annual Report

Notes to Financial STATEMENTS concluded

(8) Financial Highlights	Per-share data for a share of capital shares outstanding throughout each period and selected information for each period are as follows:

	Year Ended August 31,		Seven-Month Period Ended August 31,		Year Ended January 31,		Period from October 31, 2002* to January 31,
	2007	2006	2005		2005	2004	2003
Per-Share Date
Net asset value, common shares, beginning of period	$15.06	$15.41	$15.19		$14.70	$14.56	$14.33
Operations:
Net investment income	0.93	0.93	0.53		0.94	0.82	0.14
Net realized and unrealized gains (losses) on investments in securities	(0.79)	(0.29)	0.25		0.47	0.39	0.19
Distributions to preferred shareholders:
From net investment income	(0.30)	(0.25)	(0.10)		(0.09)	(0.07)	—
From net realized gain on investments in securities	(0.01)	(0.01)	—		— (f)	— (f)	—
Total from operations	(0.17)	0.38	0.68		1.32	1.14	0.33
Distributions to common shareholders:
From net investment income	(0.62)	(0.69)	(0.46)		(0.79)	(0.80)	(0.07)
From net realized gain on investments in securities	(0.01)	(0.04)	—		(0.04)	(0.03)	—
Total distributions to common shareholders	(0.63)	(0.73)	(0.46)		(0.83)	(0.83)	(0.07)
Offering costs and underwriting discounts associated with the issuance of preferred shares and common shares	$—	$—	$—		$—	$(0.17)	$(0.03)
Net asset value, common shares, end of period	$14.26	$15.06	$15.41		$15.19	$14.70	$14.56
Market value, common shares, end of period	$13.25	$14.24	$15.06		$14.39	$14.60	$14.80
Selected Information
Total return, common shares, net asset value (a)	(1.22)%	2.65%	4.57	% (g)	9.36%	6.86%	2.07	% (g)
Total return, common shares, market value (b)	(2.73)%	(0.35)%	8.00	% (g)	4.66%	4.36%	(0.90	)% (g)
Net assets applicable to common shares at end of period (in millions).	$21	$22	$23		$22	$22	$21
Ratio of expenses to average weekly net assets applicable to common shares before fee waivers (c)	1.85%	1.70%	1.67	% (e)	1.61%	1.99%	0.82	% (e)
Ratio of expenses to average weekly net assets applicable to common shares after fee waivers (c)	1.77%	1.62%	1.59	% (e)	1.53%	1.91%	0.77	% (e)
Ratio of net investment income to average weekly net assets applicable to common shares before fee waivers (c)	6.12%	6.13%	5.95	% (e)	6.31%	5.87%	3.95	% (e)
Ratio of net investment income to average weekly net assets applicable to common shares after fee waivers (c)	6.20%	6.21%	6.03	% (e)	6.39%	5.95%	4.00	% (e)
Portfolio turnover rate	24%	18%	7%		13%	22%	20%
Preferred shares outstanding, end of period (in millions)	$13	$13	$13		$13	$13	$—
Asset coverage per preferred share (in thousands) (d)	$65	$68	$69		$68	$67	$—
Liquidation preference and market value per preferred share (in thousands)	$25	$25	$25		$25	$25	$—

*  Commencement of operations.

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.

(d)  Represents net assets applicable to common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

(e)  Annualized.

(f)  Less than $0.01 per share.

(g)  Total return has not been annualized.

Minnesota Municipal Income Fund II 2007 Annual Report

Schedule of INVESTMENTS

Minnesota Municipal Income Fund II  August 31, 2007

Description of Security	Principal Amount	Market Value (a)
(Percentages of each investment category relate to net assets applicable to outstanding common shares)
Municipal Long-Term Securities — 159.3%
Industrial Revenue — 2.4%
Duluth Seaway Port Authority, Cargill Project, 4.20%, 5/1/13	$500,000	$496,565
Economic Development Revenue — 4.3%
Agriculture and Economic Development Board, Small Business Program A - Lot 1, (AMT), 5.55%, 8/1/16	400,000	400,128
Minneapolis Minnesota Support Development Revenue, Limited Tax, Common Bond Fund, Series 2A, 5.13%, 6/1/22	500,000	499,705
		899,833
Education Revenue — 15.1%
Higher Education Facility, Augsburg College, 5.00%, 5/1/28	200,000	190,334
Higher Education Facility, College of Art & Design, 5.00%, 5/1/26	400,000	382,660
Higher Education Facility, St. Catherine's College, 5.38%, 10/1/32	1,000,000	1,006,790
Higher Education Facility, St. John's University (Prerefunded 10/1/11 @ 100), 5.25%, 10/1/26 (b)	350,000	370,101
St. Paul Housing and Redevelopment Authority, Community Peace Academy Project Series A, 5.00%, 12/1/36	200,000	178,606
St. Paul Housing and Redevelopment Authority, St. Paul Academy and Summit School (Prerefunded 10/1/09 @ 100), 5.50%, 10/1/24 (b)	1,000,000	1,034,930
		3,163,421
General Obligations — 7.7%
Crow Wing County General Obligation (MBIA), 5.00%, 2/1/21	550,000	571,307
Robbinsdale Independent School District (FSA), 5.00%, 2/1/21	1,000,000	1,047,510
		1,618,817
Healthcare Revenue — 54.0%
Aitkin Health Care Facilities Revenue, Riverwood Health Care Center, 5.50%, 2/1/24	200,000	194,578
Agriculture and Development Board, Fairview Health Care System, (Prerefunded 11/15/10 @ 101), 6.38%, 11/15/29 (b)	675,000	734,636
Agriculture and Development Board, Fairview Health Care System, 6.38%, 11/15/29	25,000	26,248
Bemidji Health Care Facilities, North Country Health Services (RAAI), 5.00%, 9/1/31	1,000,000	942,700
Colorado Health Facilities Authority Revenue, Christian Living Communities Project, 5.75%, 1/1/37	200,000	189,692
Columbia Heights Multifamily & Healthcare Facilities Revenue, Crest View Corp. Projects, 5.70%, 7/1/42	350,000	328,412
Crookston Health Care, Riverview Health Project, 5.20%, 5/1/22	200,000	190,324
Cuyuna Range Hospital District, 5.00%, 6/1/29	350,000	314,419
5.50%, 6/1/35	400,000	369,040
Duluth Health Care Facility, Benedictine Health System - St. Mary's Hospital, 5.25%, 2/15/33	1,000,000	1,001,600
Fergus Falls Health Care Facility, Broen Memorial Home Project, 7.00%, 11/1/19	350,000	350,444
Glencoe Health Care Facilities, Glencoe Regional Health Services (Prerefunded 4/1/11 @ 101), 7.50%, 4/1/31 (b)	400,000	448,336
Golden Valley Health Care Facilities, Covenant Retirement Communities, 5.50%, 12/1/25	600,000	601,518
Illinois Finance Authority Revenue, Franciscan Communities Inc., 5.50%, 5/15/37	250,000	233,067
Inver Grove Heights Nursing, Presbyterian Homes, 5.50%, 10/1/33	250,000	232,492
Marshall Health Care Facility, Weiner Medical Center, 5.35%, 11/1/17	350,000	356,090
Minneapolis and St. Paul Housing and Redevelopment Authority, Healthpartners Project, 5.88% 12/1/29	750,000	765,622
Minneapolis Health Care Facilities, Allina Health Systems, 5.75%, 11/15/32	300,000	308,928
Monticello, Big Lake Community Hospital District, 6.20%, 12/1/22	400,000	408,124
Moorhead Economic Development Authority, Eventide Project, 5.15%, 6/1/29	300,000	271,923
New Hope Housing and Health Care Facility, Masonic Home North Ridge, 5.75%, 3/1/15	400,000	402,600
Pine City Health Care, North Branch, 5.00%, 10/20/47	125,000	124,999
Shakopee Health Care Facility, St. Frances Regional Medical Center, 5.10%, 9/1/25	500,000	480,090
St. Louis Park Health Care Facilities, Park Nicollet Health Systems, 5.25%, 7/1/30	250,000	251,693
5.50%, 7/1/25	250,000	257,433
St. Paul Housing and Redevelopment Authority Hospital Revenue, Healtheast Project, 6.00%, 11/15/30	200,000	205,450
St. Paul Housing and Redevelopment Authority, Nursing Home Episcopal, 5.63%, 10/1/33	500,000	473,845

See accompanying Notes to Schedule of Investments.

Minnesota Municipal Income Fund II 2007 Annual Report

Schedule of INVESTMENTS continued

Minnesota Municipal Income Fund II

Description of Security	Principal Amount	Market Value (a)
St. Paul Housing and Redevelopment Authority, Regions Hospital, 5.25%, 5/15/18	$500,000	$501,010
5.30%, 5/15/28	170,000	165,691
Winona Health Care Facilities, Winona Health Obligated Group, 6.00%, 7/1/34	200,000	205,730
		11,336,734
Housing Revenue — 31.7%
Cottage Grove Senior Housing Revenue, PHS Cottage Grove Inc., 5.00%, 12/1/31	175,000	153,176
Eden Prairie Multifamily Housing, Preserve Place (GNMA), 5.60%, 7/20/28	500,000	508,255
Hopkins Multifamily Housing, Hopkins Renaissance Project, 6.25%, 4/1/15	500,000	510,790
Minneapolis Housing Revenue, Keeler Apartments Project, 5.00%, 10/1/37	300,000	261,801
Minneapolis Multifamily Housing, Seward Towers Project (GNMA), 5.00%, 5/20/36	1,190,000	1,195,962
Minneapolis and St. Paul Housing, Finance Board Single Family, (AMT) Mortgage-Backed City Living, 5.00%, 11/1/38	199,716	190,293
Minnesota State Housing Finance Agency, Residential Housing - Series D, (AMT) 4.70%, 7/1/27	1,000,000	939,690
Moorhead Senior Housing Revenue, Sheyenne Crossing Project, 5.65%, 4/1/41	330,000	310,032
Prior Lake Senior Housing Revenue, Shepards Path Senior Housing, 5.70%, 8/1/36	200,000	189,648
Southeast State Multi-County Housing and Redevelopment Authority, Goodhue County Apartments, 6.75%, 1/1/31	320,000	338,957
St. Paul Multifamily Housing, Selby Grotto Housing Project, (AMT) (GNMA), 5.50%, 9/20/44	655,000	664,733
St. Paul Housing and Redevelopment Authority, Rossy and Richard Shaller, Sholom East Project, 5.25%, 10/1/42	250,000	218,735
Washington County Housing and Redevelopment Authority, Woodland Park Apartments, 4.70%, 10/1/26	1,000,000	994,970
Worthington Housing Authority, Meadows Worthington Project - Series A, 5.38%, 5/1/37	200,000	180,714
		6,657,756
Leasing Revenue — 24.7%
Andover Economic Development Authority Public Facility Lease Revenue, Andover Community Center, (Crossover Refunded 2/1/14 @ 100), 5.13%, 2/1/24 (b)	295,000	311,387
Andover Economic Development Authority Public Facility Lease Revenue, Andover Community Center, 5.13% 2/1/2024	205,000	216,388
Hopkins Housing and Redevelopment Authority, Public Facility Lease Revenue, Public Works and Fire Station (MBIA), 5.00%, 2/1/23	1,000,000	1,058,220
Otter Tail County Housing and Redevelopment Authority, Building Lease Revenue, Series A, 5.00%, 2/1/19	525,000	546,431
Ramsey County Public Improvement, 4.75%, 1/1/24	1,000,000	1,002,270
St. Paul Port Authority Healtheast Midway Campus, 5.75%, 5/1/25	600,000	603,636
St. Paul Port Authority Office Building Facility, Robert Street, 5.25%, 12/1/27	1,000,000	1,031,350
Washington County Housing and Redevelopment Authority, Lower St. Croix Valley Fire Protection, 5.13%, 2/1/24	400,000	408,032
		5,177,714
Recreation Authority Revenue — 3.4%
Moorhead Gross Revenue, Golf Course, 5.88%, 12/1/21	400,000	402,132
St. Paul Port Authority Hotel Facility (Prerefunded 8/1/08 @ 103), 7.38%, 8/1/29 (b)	300,000	318,345
		720,477
Tax Revenue — 1.6%
Minneapolis Tax Increment Revenue, St. Anthony Falls Project, 5.65%, 2/1/27	150,000	147,768
5.75%, 2/1/27	200,000	199,526
		347,294
Transport Revenue — 2.0%
Minneapolis and St. Paul Metropolitan Airport Commission (FGIC) (Prerefunded 1/1/11 @ 100), 5.25%, 1/1/32 (b)	400,000	419,384
Utility Revenue — 12.4%
Chaska Electric, 6.10%, 10/1/30	10,000	10,535
5.00%, 10/1/30	500,000	502,620
Chaska Electric (Prerefunded 10/1/10 @ 100), 6.10%, 10/1/30 (b)	990,000	1,058,894
Rochester Electric Utility Revenue, 5.00%, 12/1/30	1,000,000	1,029,790
		2,601,839
Total Municipal Long-Term Securities (cost: $33,401,831)		33,439,834

See accompanying Notes to Schedule of Investments.

Minnesota Municipal Income Fund II 2007 Annual Report

Minnesota Municipal Income Fund II

Description of Security	Shares	Market Value (a)
Short-Term Investments — 0.4%
Money Market Fund — 0.4%
Federated Minnesota Municipal Cash Trust (cost: $94,689)	$94,689	$94,689
Total Investment in Securities (c) — 159.7% (cost: $33,496,520)		33,534,523
Preferred Shares, at Liquidation Value — (61.9)%		(13,000,000)
Other Assets and Liabilities, Net — 2.2%		463,731
Total Net Assets — 100%		$20,998,254

Notes to Schedules of Investments:

(a)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

(b)  Prerefunded issues are backed by U.S. government obligations. Crossover refunded issues are backed by the credit of the refunding issuer. In both cases, the bonds mature at the date and price indicated.

(c)  On August 31, 2007, the cost of investments in securities for federal income tax purposes was $33,507,562. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost, were as follows:

Gross unrealized appreciation	$489,780
Gross unrealized depreciation	(462,819)
Net unrealized appreciation	$26,961

AMT–Alternative Minimum Tax. As of August 31, 2007, the aggregate market value of securities subject to the Alternative Minimum Tax is $2,194,844 which represents 10.5% of net assets applicable to common shares.

  FGIC–Financial Guaranty Insurance Corporation

  FSA–Financial Security Assurance

  GNMA–Government National Mortgage Association

  MBIA–Municipal Bond Insurance Association

  RAAI–Radian Asset Assurance Inc.

Minnesota Municipal Income Fund II 2007 Annual Report

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
First American Minnesota Municipal Income Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of First American Minnesota Municipal Income Fund II, Inc. (the "fund"), including the schedule of investments, as of August 31, 2007, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First American Minnesota Municipal Income Fund II, Inc., at August 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 19, 2007

Minnesota Municipal Income Fund II 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited)

INVESTMENT POLICY CHANGE

At a meeting of the fund's board of directors, held on September 19, 2007, the board approved a change in the fund's principal investment strategy related to its investment in municipal securities rated below investment grade. The fund may now invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as "high yield" securities or "junk bonds").

Although high yield securities usually offer higher yields than investment grade securities, they also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you will be automatically enrolled in the fund's Dividend Reinvestment Plan (the plan). It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare, the plan administrator.

Shareholders may elect not to participate in the plan and to receive all dividends in cash by sending written instructions to Computershare at the address set forth below. Participation in the plan may be terminated or resumed at any time without penalty by contacting Computershare before the dividend record date; otherwise, the termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Eligibility/Participation

In the event you opt out of the plan, you may resume participation in the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may re-join the plan directly and have your distributions reinvested in additional shares of the fund. To re-enroll in this plan, call Computershare at 800.426.5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may resume participation.

If you are a beneficial owner and wish to join the plan, you must contact your bank, broker or other nominee to arrange participation in the plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

Whenever the fund declares a dividend or other capital gain distribution payable in cash, non-participants in the plan will receive cash and participants in the plan will receive the equivalent in common shares. Computershare will buy shares of the fund on the American Stock Exchange or elsewhere on the open market (open-market purchases), beginning on the payment date.

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a weighted average price per share of all shares purchased in an open-market to fill the combined

Minnesota Municipal Income Fund II 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited) continued

purchase order. Each participant will pay a pro rata share of brokerage commissions incurred in connection with the open-market purchases. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records.

Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the Plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. The fund will give you at least 30 days advance written notice if it makes a material amendment to or terminates the Plan.

Any questions about the Plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI, 02940-3010, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for information purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions (the fund designates income from tax-exempt securities as 99.85%)

Minnesota Municipal Income Fund II 2007 Annual Report

Payable Date	Amount
September 27, 2006	$0.05400
October 31, 2006	0.05400
November 22, 2006	0.05400
December 27, 2006	0.05400
January 10, 2007	0.05400
February 21, 2007	0.05400
March 28, 2007	0.05000
April 25, 2007	0.05000
May 23, 2007	0.05000
June 27, 2007	0.05000
July 25, 2007	0.05000
August 29, 2007	0.05000
Total	$0.62400

Common Share Long-Term Gain Distributions
(the fund designates the following amounts as long-term capital gains)

Payable Date	Amount
January 10, 2007	$0.01118

Preferred Share Income Distributions
(the fund designates income from tax-exempt securities as 99.85%)

Payable Date	Amount
Total class "F"	$855.0135

Preferred Share Long-Term Gain Distributions
(the fund designates the following amounts as long-term capital gains)

Payable Date	Amount
December 18, 2006	$13.5365

Shareholder Notification of Federal Tax Status:

The fund designates 0.00% of the ordinary income distributions during the fiscal period ended August 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.00% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2007 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the fund was 0.15%.

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fund was 0.00%.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available

Minnesota Municipal Income Fund II 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited) continued

(1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Forms N-Q are be available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the fund's Forms N-Q at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at www.firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 days of the quarter end.

APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the fund (the "Board"), which is comprised entirely of independent directors, oversees the management of the fund and, as required by law, determines annually whether to renew the fund's advisory agreement with FAF Advisors, Inc. ("FAF Advisors").

At a meeting on May 1-3, 2007, the Board considered information relating to the fund's investment advisory agreement with FAF Advisors (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2007, the Board concluded its consideration of and approved the Agreement through June 30, 2008.

In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors' services to the fund, (2) the investment performance of the fund, (3) the profitability of FAF Advisors related to the fund, including an analysis of FAF Advisors' cost of providing services and comparative expense information, and (4) other benefits that accrue to FAF Advisors through its relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board noted, however, that because the fund is a closed-end fund its size would increase only as a result of any appreciation of its portfolio holdings and when it issues shares in connection with dividend reinvestments. The Board therefore determined that a consideration of economies of scale was not relevant to its evaluation of the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of all material factors, the Board concluded that the Agreement is fair and in the best interests of the fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by FAF Advisors to the fund. The Board reviewed FAF Advisors' key personnel who provide investment advisory services to

Minnesota Municipal Income Fund II 2007 Annual Report

the fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund's investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors' duties with respect to the fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the fund, including the fund's sub-administrator, transfer agent, auction agent and custodian. Finally, the Board considered FAF Advisors' representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board considered compliance reports about FAF Advisors from the fund's Chief Compliance Officer. The Board also considered the information received during its periodic meetings throughout the year with the fund's portfolio management team.

Based on the foregoing, the Board concluded that the fund is likely to benefit from the nature, extent, and quality of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Fund

The Board considered the performance of the fund, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the fund performed versus its benchmark index. All periods considered by the Board ended January 31, 2007. The Board noted that the fund outperformed its performance universe for the one- and three-year periods, though it underperformed its benchmark for the same periods. The Board noted FAF Advisors' assertion that the benchmark index is of limited comparative value because it is an unleveraged national municipal index, while the fund is leveraged and invests in Minnesota municipal bonds only. In light of the fund's strong performance against its performance universe, the Board concluded it would be in the interest of the fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors' estimated costs in serving as the fund's investment manager, including the costs associated with the personnel and systems necessary to manage the fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with the fund. The Board reviewed fee and expense information for the fund as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the management fees for FAF Advisors' institutional separate accounts are lower than the fund's management fees, the fund receives additional services from FAF Advisors that separate accounts do not receive. Using information provided by an independent data service, the Board also evaluated the fund's advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy (the "peer group median advisory fee"), and the fund's total expense ratio, after waivers, compared to the median total expense ratio, after waivers, of comparable funds (the "peer group median total expense ratio"). The Board noted that the fund's advisory fee was lower than the peer group median advisory fee, and that the fund's total expense ratio was higher than the peer group median total expense ratio. The Board concluded that the fund's advisory fee and total expense ratio are reasonable in light of the fund's competitive performance against its performance universe and the services provided.

Minnesota Municipal Income Fund II 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited) continued

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the fund, the Board noted that FAF Advisors and certain of its affiliates serve the fund in various capacities, including as advisor, administrator and custodian, and receive compensation from the fund in connection with providing services to the fund. The Board considered that each service provided to the fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the interest of the fund and its shareholders.

Minnesota Municipal Income Fund II 2007 Annual Report

Directors and Officers of the Fund
Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through February 2004.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since inception.	Director, Charterhouse Group Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo-United Airlines from July 2001 through July 2004.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since September 2003.	Investment consultant and non-profit board member.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since October 2006.	Retired; Principal from 1983 to 2004 and Chief Financial Officer and Chief Administrative Officer from 1988 to 2002, William Blair & Company, LLC	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since inception.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since inception.	Owner & CEO, RKR Consultants, Inc. and non-profit board member since 2005.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	Cleveland-Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since inception.	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm, since 2001.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair of MXN's board since 1998. Director of MXN since inception.	Governance Consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Company through 2003.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MXN since inception.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

Minnesota Municipal Income Fund II 2007 Annual Report

NOTICE TO SHAREHOLDERS (unaudited) concluded

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of MXN since inception.	Chief Executive Officer and Chief Investment Officer of FAF Advisors, Inc.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President– Administration	Re-elected by the Board annually; Vice President–Administration of MXN since inception.	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of MXN since December 2004.	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President for investment accounting and Fund Treasurer of Thrivent Financial for Lutherans.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of MXN since September 2005.	Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc., from May 2003; prior thereto, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MXN since February 2005.	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since February 2005; prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004; prior thereto, Vice President, Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MXN since September 2006.	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc. from October 2004 to June 2006; prior thereto, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004; prior thereto, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of MXA since December 2004; prior thereto, Assistant Secretary of MXN since inception.	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MXN since December 2004.	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans.

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MXN since December 2004; prior thereto, Secretary of MXN since inception.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MXN since June 2006 and from June 2003 through August 2004.	Counsel, FAF Advisors, Inc. since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company.

*Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Agnew and Ertel, Ms. Stevenson and Ms. Prudhomme are each employees of FAF Advisors, Inc., which serves as investment advisor for the fund.

Minnesota Municipal Income Fund II 2007 Annual Report

Board of DIRECTORS

Virginia Stringer

Chairperson of Minnesota Municipal Income Fund II
Governance Consultant; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of Minnesota Municipal Income Fund II

Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer,

and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of Minnesota Municipal Income Fund II

Director of Charterhouse Group, Inc.

Victoria Herget

Director of Minnesota Municipal Income Fund II

Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of Minnesota Municipal Income Fund II

Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of

William Blair & Company, LLC

Leonard Kedrowski

Director of Minnesota Municipal Income Fund II

Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of Minnesota Municipal Income Fund II

Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of Minnesota Municipal Income Fund II

Owner and President of Strauss Management Company

James Wade

Director of Minnesota Municipal Income Fund II

Owner and President of Jim Wade Homes

Minnesota Municipal Income Fund II's Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

Minnesota Municipal Income Fund II

2007 Annual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2007 0195-07 MXN-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)                      Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $23,038 in the fiscal year ended August 31, 2007 and $21,528 in the fiscal year ended August 31, 2006, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s annual reports on Form N-CSR.

(b)                     Audit-Related Fees - E&Y billed the registrant audit-related fees totaling $1,896 in the fiscal year ended August 31, 2007 and $1,627 in the fiscal year ended August 31, 2006, including fees for services primarily related to the review of the semi-annual financial statements.

(c)                      Tax Fees - E&Y billed the registrant fees of $3,770 in the fiscal year ended August 31, 2007 and $4,187 in the fiscal year ended August 31, 2006 for tax services, including tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)                     All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2007 and August 31, 2006.

(e)(1)  The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  Seed audits (related to new product filings, as required)

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance, and

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)  All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)        All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)       The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $43,615 in the fiscal year ended August 31, 2007 and $22,315 in the fiscal year ended August 31, 2006.

(h)                     The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)                      The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)                     Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, FAF Advisors, Inc. (“FAF Advisors”). The proxy voting policies and procedures of FAF Advisors are as follows:

General Principles

FAF Advisors, Inc. is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is FAF Advisors’ duty to vote proxies in the best interests of clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.

In the event of a sub-adviser, FAF Advisors may delegate proxy voting to the sub-adviser. Where such delegation exists, the sub-advisor will be responsible for developing and enforcing proxy voting policies. FAF Advisors will review these policies annually.

FAF Advisors’ Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors’ Proxy Voting Administration Committee (“PVAC”).

The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors’ exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors’ positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS’ policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors’ proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provides research on proxy proposals and voting recommendations and casts the actual proxy votes. ISS also serves as FAF Advisors’ proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest

As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS’ policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS’ conflict avoidance policy annually to insure it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the PVAC determines that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of the nature discussed above.

If the PVAC concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the IPC. Such actions could include, but are not limited to:

1.       Obtaining instructions from the affected clients on how to vote the proxy;

2.       Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;

3.       Voting in proportion to the other shareholders;

4.       Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

5.       Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors’ Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a portfolio manager may initiate action to override the policy for a particular vote. Such override shall be reviewed by Legal for material conflicts. If Legal determines no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.

D. Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the policy, the proxy voting record, account maintenance, and other reviews as deemed prudent by the PVAC. The PVAC shall review the schedule no less than annually.

The PVAC will report all identified conflicts and how they were addressed to the IPC. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds at each of their regularly scheduled meetings.

E. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

FAF Advisors’ separately managed account clients can contact their relationship manager for more information on FAF Advisors’ policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors’ vote.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•                  Fees for non-audit services are excessive.

2. Board of Directors

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•                  Composition of the board and key board committees;

•                  Attendance at board and committee meetings;

•                  Corporate governance provisions and takeover activity;

•                  Disclosures under Section 404 of the Sarbanes-Oxley Act;

•                  Long-term company performance relative to a market and peer index;

•                  Extent of the director’s investment in the company;

•                  Existence of related party transactions;

•                  Whether the chairman is also serving as CEO;

•                  Whether a retired CEO sits on the board;

•                  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•                  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•                  The non-audit fees paid to the auditor are excessive;

•                  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•                  There is a negative correlation between chief executive pay and company performance;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•                  Two-thirds independent board;

•                  All-independent key committees;

•                  Established governance guidelines;

•                  The company does not under-perform its peers.

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•                  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•                  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•                  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•                  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•                  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20 percent trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•                  Market reaction - How has the market responded to the proposed deal?

•                  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•                  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options without prior shareholder approval;

•                  There is a disconnect between CEO pay and the company’s performance;

•                  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•                  The plan is a vehicle for poor pay practices.

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•                  Stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period: - A minimum vesting of three years for stock options or restricted stock; or - Deferred stock payable at the end of a three-year deferral period.

•                  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites for non-employee directors; and

•                  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•                  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•                  A trigger beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•                  The company is conducting animal testing programs that are unnecessary or not required by regulation;

•                  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•                  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•                  The existing level of disclosure on pricing policies;

•                  Deviation from established industry pricing norms;

•                  The company’s existing initiatives to provide its products to needy consumers;

•                  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•                  New legislation is adopted allowing development and drilling in the ANWR region;

•                  The company intends to pursue operations in the ANWR; and

•                  The company has not disclosed an environmental risk report for its ANWR operations.

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•                  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•                  The company does not directly source from CAFOs.

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signator markets unless:

•                  The company does not maintain operations in Kyoto signatory markets;

•                  The company already evaluates and substantially discloses such information; or,

•                  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•                  Past performance as a closed-end fund;

•                  Market in which the fund invests;

•                  Measures taken by the board to address the discount; and

•                  Past shareholder activism, board activity, and votes on related proposals.

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•                  Performance of the fund’s net asset value;

•                  The fund’s history of shareholder relations;

•                  The performance of other funds under the advisor’s management.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)  Douglas J. White, CFA, is primarily responsible for the day-to-day management of the registrant’s portfolio. Christopher L. Drahn assists with the management of the registrant’s portfolio.

Mr. White, Head of Tax Exempt Fixed Income, joined FAF Advisors, Inc. (the “Advisor”) in 1987. He has 23 years of financial industry experience, including 21 years in portfolio management.

Mr. Drahn, Senior Fixed-Income Portfolio Manager, entered the financial services industry when he joined the Advisor in 1980.

(a)(2)  The following table shows, as of the fiscal-year ended August 31, 2007, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee

Christopher L. Drahn	Registered Investment Company	15	$2.4 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	5	$208 million	0	0

Douglas J. White	Registered Investment Company	9	$2.3 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	9	$140 million	0	0

The registrant’s portfolio managers often manage multiple accounts. The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

(a)(3)  Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is median performance versus the peer group, and the maximum annual cash incentive is attained at top quartile performance versus the Lipper industry peer group.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor. Long-term incentive payments are comprised of two components: (i) performance equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

(a)(4)  The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal-year ended August 31, 2007.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant

Christopher L. Drahn	$0

Douglas J. White	$0

(b)                     Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act.

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item  7(d)(2)(ii)(G) of Schedule 14A, or this Item.

Item 11—Controls and Procedures

(a)                      The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                     There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)  Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)  Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)  Not applicable.

(b)                     Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Minnesota Municipal Income Fund II, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2007

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: November 7, 2007